                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-21437

                Cohen & Steers REIT and Utility Income Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Adam M. Derechin
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2005

Item 1. Reports to Stockholders.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

July 28, 2005

To Our Shareholders:

    We are pleased to submit to you our report for Cohen & Steers REIT and Utility Income Fund for the quarter ended June 30, 2005. The net asset value at that date was $22.62 per common share. The fund's common stock is traded on the New York Stock Exchange and its share price can differ from its net asset value; at quarter end, the fund's closing share price on the NYSE was $19.33 per share. For the quarter ended June 30, 2005, the fund delivered the following total returns (including income) compared with its relevant benchmarks:

                                                         TOTAL RETURN,
                                                     QUARTER ENDED 6/30/05
                                             -------------------------------------
                                              MARKET PRICE(a)    NET ASSET VALUE(a)
                                             -----------------   -----------------
                                                        YEAR                YEAR
                                             QUARTER   TO DATE   QUARTER   TO DATE
                                             -------   -------   -------   -------
Cohen & Steers REIT and Utility Income
  Fund.....................................   13.2%      6.8%     13.6%      9.0%
NAREIT Equity REIT Index(b)................   14.5%      6.4%     14.5%      6.4%
S&P 1500 Utilities Index(c)................    9.4%     14.6%      9.4%     14.6%
Merrill Lynch Fixed Rate Preferred
  Index(d).................................    2.6%      0.1%      2.6%      0.1%

    The asset mix of the fund at quarter-end consisted of 41% REIT common stocks, 42% utility common stocks and 17% preferred stocks and other fixed-income investments. During the quarter, three monthly distributions of $0.115 per share were paid to common shareholders. In addition, the fund's board of directors declared three monthly distributions of $0.115 per share, payable July 29, August 31 and September 30.(e)

-------------------
(a) As a closed-end investment company, the price of the fund's New York Stock Exchange-traded shares will be set by market forces and at times may deviate from the net asset value per share of the fund.
(b) The NAREIT Equity REIT Index ('Equity REITs') is an unmanaged market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly-traded REITs as a whole.
(c) S&P 1500 Utilities Index is an unmanaged market capitalization weighted index of 83 companies whose primary business involves the generation, transmission and/or distribution of electricity and/or natural gas.
(d) The Merrill Lynch Fixed Rate Preferred Index is an unmanaged index of preferred securities.
(e) Please note that distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders after the close of each fiscal year on form 1099-DIV. To the extent the fund pays distributions in excess of its net investment company taxable income, this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record would be notified of the approximate amount of capital returned for each such distribution. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

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                                       1





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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

INVESTMENT REVIEW

    During the second quarter, improving fundamentals and a flurry of merger and acquisition activity drove positive performance for both REIT and utility shares. REITs returned 14.5% in the quarter and utilities returned 9.4%. We believe that the attractive dividend income, growth potential, and diversification benefits of REITs and utilities have made these sectors attractive to investors -- particularly in what we believe to be a low return environment.

    Increased consolidation activity contributed to higher share prices for REITs and utilities in the second quarter. REIT buyout activity reached a crescendo in June as Catellus, Gables Residential and CRT Properties announced that they were being acquired. Seven sizeable buyouts, totaling approximately $27 billion, have been announced since August 2004 across all four 'core' property sectors: retail, apartment, industrial and office. These deals were all struck at very large premiums to the pre-announcement stock prices -- ranging from 7.2% to 33.4%. The deals also implied lower capitalization rates for major real estate assets than any of the Wall Street analysts had heretofore been willing to use, even though similar implied capitalization rates had been observed in the private market for some time. As a result, many Wall Street analysts turned more positive on the REIT group, lowering their assumed capitalization rates and boosting their NAV estimates -- in some instances by nearly 40%.

    In the utility sector, three mergers representing $51 billion in transaction value were announced over the past six months: Exelon's $27 billion purchase of Public Service Enterprise Group and Duke Energy's $14.5 billion acquisition of Cinergy, at attractive premiums of 13% and 15%, respectively, and Warren Buffett's MidAmerican Energy's $9.4 billion bid for PacifiCorp, a subsidiary of Scottish Power. Scottish Power's share price rose 6% on the day the acquisition was announced and 10% from the day of the announcement to quarter-end. A common theme in mergers and acquisitions among utilities has been for large, well-capitalized and well-managed companies to acquire companies facing major operational, regulatory or financial challenges. The recent merger announcements follow four years of minimal consolidation activity as managements rationalized unregulated businesses, strengthened balance sheets, and focused on managing and bolstering core utility franchises.

    In the second quarter, utilities also continued to raise dividends. For the twelve months ended June 30, 2005, 51 domestic electric utilities increased their dividends by an average of 15.3%. Thirty-one companies had no change in their dividends and no companies reduced their dividends. European utilities RWE, National Grid Transco, E.ON and Scottish and Southern also raised their dividends by 25%, 20%, 18% and 12%, respectively.

    The fund's best performing utility investments in the quarter were in the electric distribution sector, which produced a total return of 12.8%. Because the electric distribution group is more interest-rate-sensitive, this sector benefited from the decline in long term interest rates. The 10-year Treasury bond yield declined from 4.5% on March 31 to 3.9% at quarter end. The worst performing sector was the integrated natural gas sector, which had a 5.7% total return due to pressure from the modest decline in natural gas prices.

    Edison International was the fund's best performing holding, returning 17.5%. Edison International's strong relative performance was driven by expectations for improved earnings at the company's unregulated power subsidiary. In addition, Edison's low cost coal plants benefited from rising power prices as higher natural gas

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                                       2





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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

prices put upward pressure on wholesale power prices. The worst performing holding for the fund was Enel with a -6.2% total return, due to the weakening European currency and expectations for a large equity offering.

    In the REIT sector, our stock selection in the apartment sector and our overweight and stock selection in the health care sector were the most significant contributors to our relative performance during the quarter. Our overweight in Gables Residential, one of the companies that announced buyouts in June, was one of the largest contributors in the portfolio at the security level. Our underweight in the regional mall sector and our overweight and stock selection in the office sector were the largest detractors from our relative performance.

    Our allocation to preferred stocks, which are used to enhance the diversification benefits and income potential of the fund, was the largest detractor from performance in the second quarter. The preferreds and corporate debt owned by the fund generated a 7.9% current yield at the end of June and produced a 2.7% total return for the fund in the quarter. While this slightly exceeded the return on the broader preferred market, it trailed the returns for both REIT and utility common stocks.

INVESTMENT OUTLOOK

    We believe that REIT and utility fundamentals will continue to be strong. Furthermore, in our view, the macro environment should result in an increasing demand for the investment characteristics of REITs and utilities. Return expectations in the U.S. financial markets continue to be low, as reflected in the current 4.2% yield on the 10-year Treasury bond yield. At the same time, the aging of the Baby Boomer population is driving demand for investments with attractive current income. We believe that equities that have both above-average current income and, just as important, growth potential, will benefit from these macro trends.

    In the mid to late 1990s, real estate company share prices as a group consistently traded at large premiums to NAV -- up to 30% for the REIT group as a whole. The public market's perception of the value and growth prospects of real estate assets was clearly ahead of that of the private market, and this enabled massive amounts of assets to flow from private to public ownership. REITs were, in fact, the marginal buyers of most large real estate assets during this time period, and REIT market capitalization expanded dramatically through IPOs and secondary offerings of existing companies.

    Today, the public market and private market views of real estate value are much more closely aligned, as evidenced by the fact that most commentators see REIT valuations as closer than many had realized to private market NAV. This has profound implications for the way the real estate stock cycle will evolve, in our opinion.

    We believe that assets will continue to flow from private to public hands as skilled public players seek out selective, strategic acquisition and development opportunities and as the moderate but steady and disciplined pace of IPO activity continues. Additionally, we think that current strong investor interest in REITs' investment attributes, as well as the improved outlook on the sector by analysts offer an attractive environment for companies to utilize secondary stock offerings in order to finance these activities. However, if private market values continue to be strong as well, as we expect, REIT equity issuance should not get out of hand as it did during the latter stages of the REIT stock cycle in the late 1990s. The large premiums to asset value that resulted in many instances

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                                       3





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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

in undisciplined equity issuance contributed significantly to the severity of the downturn in REIT share prices in 1998 and 1999.

    In our view, assets will also continue to flow from public to private and from public to public -- as public companies that can neither create value for shareholders nor achieve an attractive valuation are taken private or merged into other public companies. Again, the converging views of real estate asset value by both private and public capital markets, in conjunction with continued strong private market demand for real estate assets can potentially serve as a governor on REIT stock prices -- helping to guard against the massive discounts to asset value that persisted in late 1999 and 2000 in the aftermath of the REIT bear market.

    We view recent utility merger activity as the beginning of a long-term consolidation trend. We believe that regulators will take a constructive stance on mergers given the need to bolster and integrate the fragmented and aging transmission grid. The utility industry is highly fragmented due to the Public Utility Holding Company Act (PUHCA). The possible repeal of this legislation, which hinders mergers among noncontiguous utilities, could accelerate the M&A trend. We have long expected consolidation to return to the utility sector considering the large number of utility companies in the U.S. compared with other developed countries or other U.S. industries such as railroads and regional telephone services, where just a handful of players exist. Overall, the benefits of economies of scale to potentially achieve higher growth in a mature, moderate growth industry should continue to drive consolidation.

    After wholesale power prices collapsed under the weight of an oversupply of power plants, we have witnessed a dramatic turnaround in utility sector fundamentals as managements have written down or sold merchant power plants and right-sized their balance sheets through substantial amounts of equity issuance. Several of our large holdings, including Exelon and Entergy, in our view, will continue to provide double-digit dividend growth.

    We believe that utilities with low cost nuclear and coal-fired generation, such as Ameren, Edison International, Entergy and Exelon, will continue to benefit from higher power prices, and have therefore made investing in such companies one of our core investment themes. In our view, we are near the trough of the commodity price cycle in wholesale power markets, with demand growth gradually consuming excess power plant capacity.

    In closing, we believe the investment environment will continue to be favorable for REITs and utilities. By focusing our portfolio on attractively-valued companies that offer above average dividend yields plus earnings

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                                       4

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

growth, we believe that Cohen & Steers REIT and Utility Income Fund is well positioned to meet its income and capital appreciation objectives.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             Co-chairman                 Co-chairman

             ROBERT BECKER               WILLIAM F. SCAPELL
             ROBERT BECKER               WILLIAM F. SCAPELL
             Portfolio Manager           Portfolio Manager

             JOSEPH M. HARVEY            JAMES S. CORL
             JOSEPH M. HARVEY            JAMES S. CORL
             Portfolio Manager           Portfolio Manager

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              VISIT COHEN & STEERS ONLINE AT COHENANDSTEERS.COM

    For more information about any of our funds, visit cohenandsteers.com, where you'll find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the REIT, utility and preferred securities sectors.

    In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals, and an overview of our investment approach.
--------------------------------------------------------------------------------



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                                       5








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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

--------------------------------------------------------------------------------

                       OUR LEVERAGE STRATEGY
                            (UNAUDITED)

    While we do not attempt to predict what future interest rates will be, it has been our philosophy to utilize interest rate swap transactions to seek to reduce the interest rate risk inherent in our utilization of leverage. Our leverage strategy involves issuing auction market preferred shares (AMPS) to raise additional capital for the fund, with an objective of increasing the net income available for shareholders. As of June 30, 2005, AMPS represented 33% of the fund's managed assets. Considering that AMPS have variable dividend rates, we seek to lock in the rate on a majority of this additional capital through interest rate swap agreements (where we effectively convert our variable rate obligation to a fixed rate obligation for the term of the swap agreements). Specifically, we have fixed the rate on 58% of our borrowings at an average interest rate of 3.5%, for an average remaining period of
    3.6 years. By locking in a large portion of our leveraging costs, we have endeavored to adequately protect the dividend-paying ability of the fund. The use of leverage increases the volatility of the fund's net asset value in both up and down markets. However, we believe that locking in a portion of the fund's leveraging costs for the term of the swap agreements partially protects the fund from any impact that an increase in short-term interest rates may have as a result of the use of leverage.

                          LEVERAGE FACTS(a)

       Leverage (as % of managed assets)..................    33%
       % Fixed Rate.......................................    58%
       % Variable Rate....................................    42%
       Weighted Average Rate on Swaps.....................   3.5%
       Weighted Average Term on Swaps.....................   3.6 years
       Current Rate on AMPS...............................   3.3%

-------------------
(a) Data as of June 30, 2005. Information subject to change.

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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                 JUNE 30, 2005
                                TOP TEN HOLDINGS
                                  (UNAUDITED)

                                                             MARKET           % OF
     SECURITY                                                 VALUE      MANAGED ASSETS
     --------                                              -----------   --------------
 1.  Equity Office Properties Trust......................  $87,867,260        4.45%
 2.  CINergy Corp. ......................................   64,159,830        3.25
 3.  Southern Co. .......................................   62,204,914        3.15
 4.  Ameren Corp. .......................................   61,703,740        3.12
 5.  Duke Energy Corp. ..................................   57,973,500        2.93
 6.  Public Service Enterprise Group.....................   57,931,050        2.93
 7.  DTE Energy Co. .....................................   57,115,524        2.89
 8.  Consolidated Edison.................................   56,652,980        2.87
 9.  Hospitality Properties Trust........................   50,015,043        2.53
10.  Nationwide Health Properties........................   49,909,179        2.53

                              PORTFOLIO BREAKDOWN
                           (BASED ON MANAGED ASSETS)
                                  (UNAUDITED)

                                  [PIE CHART]


           Other Assets in Excess of Liabilities        1.29%
           Preferred Security--$25 Par Value            2.89%
           Corporate Bond                               3.64%
           Preferred Security--Capital Trust           10.81%
           Common Stock                                81.37%



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                                       7








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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
COMMON STOCK                          120.79%
  REAL ESTATE                          58.36%
    DIVERSIFIED                         4.83%
         Capital Trust -- Class A.............         100   $        3,341        6.58%
         Colonial Properties Trust............      78,500        3,454,000        6.14
         iStar Financial......................     892,400       37,114,916        7.04
         Lexington Corporate Properties
            Trust.............................     820,400       19,943,924        5.92
         Spirit Finance Corp..................     323,200        3,797,600        6.47
                                                             --------------
                                                                 64,313,781
                                                             --------------
    HEALTH CARE                         8.13%
         Health Care Property Investors.......     725,300       19,612,112        6.21
         Healthcare Realty Trust..............     234,800        9,065,628        6.79
         Health Care REIT.....................     467,500       17,620,075        6.58
         Nationwide Health Properties.........   2,113,900       49,909,179        6.27
         Ventas...............................     400,000       12,080,000        4.77
                                                             --------------
                                                                108,286,994
                                                             --------------
    HOTEL                               4.32%
         DiamondRock Hospitality Co...........     253,700        2,866,810        6.11
         Hospitality Properties Trust.........   1,134,900       50,015,043        6.54
         Strategic Hotel Capital..............     256,900        4,624,200        4.89
                                                             --------------
                                                                 57,506,053
                                                             --------------
    INDUSTRIAL                          2.18%
         First Industrial Realty Trust........     728,200       29,055,180        6.97
                                                             --------------
    MORTGAGE                            2.64%
         Newcastle Investment Corp............   1,164,400       35,106,660        8.29
                                                             --------------

                See accompanying notes to financial statements.
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                                       8





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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    OFFICE                             18.01%
         American Financial Realty Trust......     686,100   $   10,552,218        7.02%
         Arden Realty.........................     816,300       29,370,474        5.61
         Brandywine Realty Trust..............     356,200       10,917,530        5.74
         CRT Properties.......................     201,800        5,509,140        5.13
         CarrAmerica Realty Corp..............     144,100        5,213,538        5.53
         Equity Office Properties Trust.......   2,654,600       87,867,260        6.04
         HRPT Properties Trust................   3,089,700       38,404,971        6.76
         Highwoods Properties.................     175,400        5,219,904        5.71
         Mack-Cali Realty Corp................     170,500        7,723,650        5.56
         Prentiss Properties Trust............     517,300       18,850,412        6.15
         Reckson Associates Realty Corp.......     600,100       20,133,355        5.07
                                                             --------------
                                                                239,762,452
                                                             --------------
    RESIDENTIAL                        10.21%
       APARTMENT                        9.27%
         AMLI Residential Properties Trust....   1,002,100       31,325,646        6.14
         Apartment Investment & Management
            Co................................     363,600       14,878,512        5.87
         Education Realty Trust...............     487,900        8,928,570        6.50
         GMH Communities Trust................     524,100        7,258,785        6.57
         Gables Residential Trust.............     205,700        8,892,411        5.57
         Home Properties......................     615,400       26,474,508        5.86
         Mid-America Apartment Communities....     188,700        8,570,754        5.15
         Town & Country Trust.................     600,000       17,106,000        6.03
                                                             --------------
                                                                123,435,186
                                                             --------------
       MANUFACTURED HOME                0.94%
         Affordable Residential Communities...     726,900        9,704,115        5.62
         Sun Communities......................      75,000        2,789,250        6.78
                                                             --------------
                                                                 12,493,365
                                                             --------------
         TOTAL RESIDENTIAL....................                  135,928,551
                                                             --------------

                See accompanying notes to financial statements.
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                                       9





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                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    SELF STORAGE                        2.09%
         Extra Space Storage..................     708,800   $   10,157,104        6.35%
         Sovran Self Storage..................     154,900        7,041,754        5.32
         U-Store-It Trust.....................     555,200       10,576,560        5.88
                                                             --------------
                                                                 27,775,418
                                                             --------------
    SHOPPING CENTER                     5.95%
       COMMUNITY CENTER                 3.00%
         Cedar Shopping Centers...............     472,500        6,969,375        6.10
         Heritage Property Investment Trust...     250,000        8,755,000        6.00
         Inland Real Estate Corp..............     354,000        5,692,320        5.97
         New Plan Excel Realty Trust..........     682,500       18,543,525        6.07
                                                             --------------
                                                                 39,960,220
                                                             --------------
       FREE STANDING                    2.31%
         Commercial Net Lease Realty..........   1,500,300       30,711,141        6.35
                                                             --------------
       REGIONAL MALL                    0.64%
         Glimcher Realty Trust................     305,500        8,477,625        6.92
                                                             --------------
         TOTAL SHOPPING CENTER................                   79,148,986
                                                             --------------
         TOTAL REAL ESTATE....................                  776,884,075
                                                             --------------
  TELECOMMUNICATION SERVICES            1.20%
         FairPoint Communications.............     986,000       15,923,900        9.29
                                                             --------------
  TRANSPORT -- MARINE                   0.09%
         Teekay LNG Partners LP...............      44,300        1,249,260        5.85
                                                             --------------
  UTILITY                              60.31%
    ELECTRIC -- DISTRIBUTION            7.88%
         Consolidated Edison..................   1,209,500       56,652,980        4.87
         Energy East Corp.....................     352,100       10,203,858        3.80
         National Grid Transco plc (ADR)......     105,800        5,159,866        4.37
         NSTAR................................     295,774        9,118,712        3.76
         Pepco Holdings.......................     990,800       23,719,752        4.18
                                                             --------------
                                                                104,855,168
                                                             --------------

                See accompanying notes to financial statements.
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                                       10





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--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    ELECTRIC -- INTEGRATED             50.38%
         Ameren Corp..........................   1,115,800   $   61,703,740        4.59%
         American Electric Power Co...........     291,100       10,732,857        3.80
         CINergy Corp.........................   1,431,500       64,159,830        4.28
         Cleco Corp...........................     243,500        5,252,295        4.17
         DPL..................................     112,900        3,099,105        3.50
         DTE Energy Co........................   1,221,200       57,115,524        4.40
         Dominion Resources...................     182,700       13,408,353        3.65
         Duke Energy Corp.....................   1,950,000       57,973,500        4.17
         E.ON AG (ADR)........................     478,500       14,168,385        3.17
         Edison International.................     485,000       19,666,750        2.47
         Enel S.P.A. (ADR)....................     190,400        8,265,264        4.98
         Entergy Corp.........................     419,500       31,693,225        2.86
         Exelon Corp..........................     815,400       41,854,482        3.12
         FPL Group............................     224,600        9,446,676        3.38
         FirstEnergy Corp.....................     322,300       15,505,853        3.43
         Hawaiian Electric Industries.........     338,900        9,085,909        4.63
         PG&E Corp............................     805,000       30,219,700        3.20
         PPL Corp.............................     229,500       13,627,710        3.10
         Pinnacle West Capital Corp...........     397,500       17,668,875        4.27
         Progress Energy......................     842,300       38,105,652        5.22
         Public Service Enterprise Group......     952,500       57,931,050        3.68
         SCANA Corp...........................     107,500        4,591,325        3.65
         Southern Co..........................   1,794,200       62,204,914        4.30
         Xcel Energy..........................   1,190,000       23,228,800        4.41
                                                             --------------
                                                                670,709,774
                                                             --------------
    GAS -- DISTRIBUTION                 0.15%
         AGL Resources........................      50,000        1,932,500        3.21
                                                             --------------
    GAS -- INTEGRATED                   1.90%
         KeySpan Corp.........................     564,400       22,971,080        4.47
         Puget Energy.........................     100,500        2,349,690        4.28
                                                             --------------
                                                                 25,320,770
                                                             --------------
         TOTAL UTILITY........................                  802,818,212
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
  UTILITY -- FOREIGN                    0.83%
    ELECTRIC -- INTEGRATED
         RWE AG(c)............................      95,000   $    6,100,479        2.82%
         Scottish and Southern Energy plc(c)..     274,905        4,974,806        2.98
                                                             --------------
                                                                 11,075,285
                                                             --------------
              TOTAL COMMON STOCK
                (Identified cost --
                  $1,390,660,921).............                1,607,950,732
                                                             --------------
PREFERRED SECURITIES -- $25 PAR VALUE  16.04%
  BANK                                  0.13%
         Colonial Capital Trust IV, 7.875%....      56,300        1,469,430        7.55
         Zions Capital Trust, 8.00%,
            Series B..........................      10,000          267,500        7.48
                                                             --------------
                                                                  1,736,930
                                                             --------------
  BANK -- FOREIGN                       0.09%
         Northern Rock plc, 8.00%, Series A...      45,531        1,141,917        7.97
                                                             --------------
  FINANCE                               0.35%
         Ford Motor Credit Co., 7.60%.........       4,500           99,540        8.59
         MBNA Capital, 8.125% Series D
            (TruPS)...........................     105,142        2,803,086        7.61
         MBNA Capital, 8.10% Series E
            (TOPrS)...........................      64,000        1,728,000        7.52
                                                             --------------
                                                                  4,630,626
                                                             --------------
  INSURANCE -- PROPERTY/CASUALTY        0.05%
         St. Paul Capital Trust I, 7.60%
            (TruPS)...........................      24,300          638,118        7.24
                                                             --------------
  MEDIA                                 0.43%
         Liberty Media Corp., 8.75% (CBTCS)...      32,100          845,835        8.31
         Liberty Media Corp., 8.75% (PPLUS)...      54,000        1,425,600        8.30
         Shaw Communications, 8.50%, Series B
            (COPrS)...........................     139,000        3,504,190        8.45
                                                             --------------
                                                                  5,775,625
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
  REAL ESTATE                          14.86%
    DIVERSIFIED                         2.69%
         Bedford Property Investors, 7.625%,
            Series B..........................     253,050   $    6,390,778        7.56%
         Forest City Enterprises, 7.375%,
            Class A...........................     519,000       13,260,450        7.20
         iStar Financial, 7.875%, Series E....     258,000        6,652,530        7.64
         iStar Financial, 7.65%, Series G.....      77,000        1,963,500        7.49
         iStar Financial, 7.50%, Series I.....     250,000        6,280,000        7.48
         Lexington Corporate Properties Trust,
            8.05%, Series B...................      50,000        1,317,500        7.63
                                                             --------------
                                                                 35,864,758
                                                             --------------
    HEALTH CARE                         2.86%
         Health Care REIT, 7.875%, Series D...      63,536        1,631,604        7.67
         Health Care REIT, 7.625%, Series F...     305,600        7,722,512        7.56
         LTC Properties, 8.00%, Series F......     600,000       15,345,000        7.82
         Omega Healthcare Investors, 8.375%,
            Series D..........................     500,000       13,250,000        7.89
                                                             --------------
                                                                 37,949,116
                                                             --------------
    HOTEL                               0.69%
         Host Marriott Corp., 8.875%,
            Series E..........................      80,000        2,200,000        8.07
         Innkeepers USA, 8.00%, Series C......     222,900        5,699,553        7.82
         LaSalle Hotel Properties, 10.25%,
            Series A..........................      50,000        1,336,000        9.58
                                                             --------------
                                                                  9,235,553
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
    OFFICE                              4.30%
         Alexandria Real Estate Equities,
            8.375%, Series C..................     374,250   $    9,876,458        7.92%
         Brandywine Realty Trust, 7.50%,
            Series C..........................     177,410        4,444,121        7.50
         Brandywine Realty Trust, 7.375%,
            Series D..........................      27,500          690,250        7.33
         Corporate Office Properties Trust,
            8.00%, Series G...................       8,000          206,800        7.74
         CRT Properties, 8.50%, Series A......     108,100        2,671,151        8.62
         Equity Office Properties Trust,
            7.75%, Series G...................      24,600          657,312        7.26
         Highwoods Properties, 8.00%,
            Series B..........................     137,215        3,450,957        7.95
         Highwoods Properties, 8.00%,
            Series D..........................      60,089        1,511,238        7.95
         Kilroy Realty Corp., 7.80%,
            Series E..........................      99,500        2,572,075        7.54
         Maguire Properties, 7.625%,
            Series A(b).......................     590,400       14,925,312        7.56
         SL Green Realty Corp., 7.625%,
            Series C..........................     424,500       10,867,200        7.46
         SL Green Realty Corp., 7.875%,
            Series D..........................     211,200        5,417,280        7.68
                                                             --------------
                                                                 57,290,154
                                                             --------------
    OFFICE/INDUSTRIAL                   0.66%
         PS Business Parks, 7.00%, Series H...      44,100        1,084,860        7.11
         PS Business Parks, 6.875%,
            Series I..........................     246,900        6,049,050        7.02
         PS Business Parks, 7.95%, Series K...      65,000        1,696,500        7.62
                                                             --------------
                                                                  8,830,410
                                                             --------------
    RESIDENTIAL                         1.46%
       APARTMENT                        0.31%
         Apartment Investment & Management
            Co., 9.375%, Series G.............      20,000          532,000        8.80
         Apartment Investment & Management
            Co., 8.00%, Series V..............      47,200        1,198,880        7.87
         Apartment Investment & Management
            Co., 7.875%, Series Y.............       5,000          125,500        7.85
         Colonial Properties Trust, 8.125%,
            Series D..........................       9,900          259,875        7.73
         Gables Residential Trust, 7.50%,
            Series D..........................      38,000          959,120        7.45
         Mid-America Apartment Communities,
            8.30%, Series H...................      38,100          990,600        8.00
                                                             --------------
                                                                  4,065,975
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
       MANUFACTURED HOME                1.15%
         Affordable Residential Communities,
            8.25%, Series A...................     607,100   $   15,359,630        8.14%
                                                             --------------
         TOTAL RESIDENTIAL....................                   19,425,605
                                                             --------------
    SELF STORAGE                        0.02%
         Public Storage, 8.00%, Series R......       8,600          223,600        7.69
                                                             --------------
    SHOPPING CENTER                     1.69%
       COMMUNITY CENTER                 0.82%
         Developers Diversified Realty Corp.,
            8.00%, Series G...................      26,500          689,000        7.69
         Developers Diversified Realty Corp.,
            7.50%, Series I...................     300,700        7,697,920        7.34
         Saul Centers, 8.00%, Series A........      96,300        2,522,097        7.64
                                                             --------------
                                                                 10,909,017
                                                             --------------
       REGIONAL MALL                    0.87%
         CBL & Associates Properties, 7.75%,
            Series C..........................     114,710        3,148,790        7.07
         CBL & Associates Properties, 7.375%,
            Series D..........................      60,000        1,519,800        7.26
         Cedar Shopping Centers, 8.875%,
            Series A..........................     137,500        3,671,250        8.31
         Mills Corp., 9.00%, Series C.........     109,400        2,949,971        8.34
         Mills Corp., 8.75%, Series E.........      12,400          336,040        8.08
                                                             --------------
                                                                 11,625,851
                                                             --------------
         TOTAL SHOPPING CENTER................                   22,534,868
                                                             --------------
    SPECIALTY                           0.49%
         Capital Automotive REIT, 7.50%,
            Series A..........................      50,300        1,277,620        7.40
         Capital Automotive REIT, 8.00%,
            Series B..........................     200,000        5,250,000        7.62
                                                             --------------
                                                                  6,527,620
                                                             --------------
         TOTAL REAL ESTATE....................                  197,881,684
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                  NUMBER         VALUE          DIVIDEND
                                                OF SHARES       (NOTE 1)        YIELD(a)
                                                ----------   --------------   ------------
  UTILITY -- ELECTRIC-INTEGRATED        0.13%
         Energy East Capital Trust I, 8.25%...      48,200   $    1,265,250        7.85%
         Northern States Power Company, 8.00%
            (PINES)...........................       9,500          252,700        7.52
         PSEG Funding Trust II, 8.75%
            Series............................       8,500          230,350        8.08
                                                             --------------
                                                                  1,748,300
                                                             --------------
              TOTAL PREFERRED SECURITIES--$25
                PAR VALUE (Identified
                cost -- $210,601,002).........                  213,553,200
                                                             --------------
PREFERRED SECURITIES -- CAPITAL TRUST   4.29%
  BANK                                  0.26%
         Astoria Capital Trust I, 9.75%, due
            11/1/29, Series B.................   3,000,000        3,525,000        8.30
                                                             --------------
  DIVERSIFIED FINANCIAL SERVICES        1.23%
         Old Mutual Capital Funding, 8.00%,
            due 5/29/49 (Eurobond)............  15,450,000       16,363,728        7.55
                                                             --------------
  ELECTRIC -- INTEGRATED                0.36%
         DPL Capital Trust II, 8.125%, due
            9/1/31............................   4,000,000        4,735,672        6.87
                                                             --------------
  FOOD                                  0.74%
         Dairy Farmers of America, 7.875%,
            Series 144A(c,d)..................      50,000        4,934,875        7.98
         Gruma S.A., 7.75%, due 12/29/49,
            144A(c,d).........................   5,000,000        4,886,375        7.93
                                                             --------------
                                                                  9,821,250
                                                             --------------
  INSURANCE -- MULTI-LINE               0.86%
         AFC Capital Trust I, 8.207%, due
            2/3/27, Series B..................  10,000,000       11,383,820        7.21
                                                             --------------
  OIL COMPANY -- EXPLORATION AND
    PRODUCTION                          0.46%
         Pemex Project Funding Master Trust,
            7.75%, due 9/29/49................   6,000,000        6,072,126        7.66
                                                             --------------
  REAL ESTATE                           0.38%
         BF Saul Real Estate Investment Trust,
            7.50%, due 3/1/14.................   5,000,000        5,200,000        7.21
                                                             --------------
              TOTAL PREFERRED SECURITIES --
                CAPITAL TRUST (Identified
                cost -- $54,986,150)..........                   57,101,596
                                                             --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
CORPORATE BONDS                           5.40%
  CABLE TELEVISION                        1.41%
         Cablevision Systems New York Group,
            8.00%, due 4/15/12, 144A(d).........   $ 3,000,000   $    2,955,000
         CSC Holdings, 7.875%, due 2/15/18......     4,000,000        3,960,000
         Rogers Cable, 8.75%, due 5/01/32.......    10,430,000       11,890,200
                                                                 --------------
                                                                     18,805,200
                                                                 --------------
  DIVERSIFIED SERVICES                    0.49%
         Liberty Media Corp., 8.25%, due
            2/01/30.............................     6,600,000        6,582,807
                                                                 --------------
  INSURANCE                               0.66%
         Liberty Mutual Insurance, 7.697%, due
            10/15/97, 144A(d)...................     6,000,000        6,647,508
         Oil Casualty Insurance, 8.00%, due
            9/15/34, 144A(d)....................     2,000,000        2,118,926
                                                                 --------------
                                                                      8,766,434
                                                                 --------------
  MEDICAL -- HOSPITAL                     1.26%
         Columbia/HCA, 8.36%, due 4/15/24.......     2,000,000        2,246,690
         Columbia/HCA, 7.69%, due 6/15/25.......     2,450,000        2,637,121
         Columbia/HCA, 7.50%, due 11/15/95......     9,600,000        9,374,544
         Columbia/HCA, 7.75%, due 7/15/36.......     2,325,000        2,488,622
                                                                 --------------
                                                                     16,746,977
                                                                 --------------
  OIL COMPANY -- EXPLORATION & PRODUCTION 0.69%
         Kerr-McGee Corp., 7.875%, due
            9/15/31.............................     8,000,000        9,149,673
                                                                 --------------
  TELEPHONE -- INTEGRATED                 0.89%
         Citizens Communications Co., 9.00%,
            due 8/15/31.........................    11,550,000       11,896,500
                                                                 --------------
              TOTAL CORPORATE BONDS
                (Identified cost -- $70,555,246)                     71,947,591
                                                                 --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2005 (UNAUDITED)

                                                    PRINCIPAL        VALUE
                                                     AMOUNT         (NOTE 1)
                                                   -----------   --------------
COMMERCIAL PAPER                          0.85%
         New Center Asset Trust, 2.20%, due
            07/01/05 (Identified cost --
            $11,327,000)........................   $11,327,000   $   11,327,000
                                                                 --------------
TOTAL INVESTMENTS (Identified
  cost -- $1,738,130,319)............    147.37%                  1,961,880,119
OTHER ASSETS IN EXCESS OF
  LIABILITIES........................      1.08%                     14,346,074
LIQUIDATION VALUE OF PREFERRED
  SHARES.............................    (48.45)%                  (645,000,000)
                                         ------                  --------------
NET ASSETS -- APPLICABLE TO COMMON
  SHARES (Equivalent to $22.62 per
  share based on 58,858,135 shares of
  capital stock outstanding).........    100.00%                 $1,331,226,193
                                         ------                  --------------
                                         ------                  --------------

                      GLOSSARY OF PORTFOLIO ABBREVIATIONS

               ADR             American Depositary Receipt
               CBTCS           Corporate Backed Trust Certificates
               COPrS           Canadian Origin Preferred Securities
               PINES           Public Income Notes
               PPLUS           Preferred Plus Trust
               TOPrS           Trust Originated Preferred Securities
               TruPS           Trust Preferred Securities

-------------------
Note: Percentages indicated are based on the net assets applicable to common shares of the fund.
(a) Dividend yield is computed by dividing the security's current annual dividend rate by its value on June 30, 2005. The current dividend rate does not reflect any potential reclassifications to capital gain or return of capital.
(b) 40,100 shares segregated as collateral for the interest rate swap transactions.
(c) Fair valued security. Total fair valued securities equal 1.57% of net assets applicable to common shares.
(d) Resale is restricted to qualified institutional investors; aggregate holdings equal 1.62% of net assets applicable to common shares.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2005 (UNAUDITED)

ASSETS:
   Investments in securities, at value (Identified
     cost -- $1,738,130,319) (Note 1).......................  $1,961,880,119
   Dividends and interest receivable........................      10,603,935
   Receivable for investment securities sold................       4,555,459
   Unrealized appreciation on interest rate swap
     transactions (Notes 1 and 6)...........................       6,561,075
   Other assets.............................................          91,757
                                                              --------------
       Total Assets.........................................   1,983,692,345
                                                              --------------
LIABILITIES:
   Payable for investment securities purchased..............       3,946,323
   Payable for dividends declared on common shares..........       1,037,579
   Payable to investment manager............................       1,040,761
   Payable for dividends declared on preferred shares.......         895,863
   Unrealized depreciation on interest rate swap
     transactions (Notes 1 and 6)...........................         266,926
   Payable to administrator.................................          73,116
   Payable for directors' fees..............................           7,024
   Other liabilities........................................         198,560
                                                              --------------
       Total Liabilities....................................       7,466,152
                                                              --------------
LIQUIDATION VALUE OF PREFERRED SHARES:
   Auction market preferred shares, Series M7, ($25,000
     liquidation value, $0.001 par value, 3,360 shares
     issued and outstanding) (Notes 1 and 5)................      84,000,000
   Auction market preferred shares, Series T7, ($25,000
     liquidation value, $0.001 par value, 3,360 shares
     issued and outstanding) (Notes 1 and 5)................      84,000,000
   Auction market preferred shares, Series W7, ($25,000
     liquidation value, $0.001 par value, 3,360 shares
     issued and outstanding) (Notes 1 and 5)................      84,000,000
   Auction market preferred shares, Series TH7, ($25,000
     liquidation value, $0.001 par value, 3,360 shares
     issued and outstanding) (Notes 1 and 5)................      84,000,000
   Auction market preferred shares, Series F7, ($25,000
     liquidation value, $0.001 par value, 3,360 shares
     issued and outstanding) (Notes 1 and 5)................      84,000,000
   Auction market preferred shares, Series F28, ($25,000
     liquidation value, $0.001 par value, 3,000 shares
     issued and outstanding) (Notes 1 and 5)................      75,000,000
   Auction market preferred shares, Series T28, ($25,000
     liquidation value, $0.001 par value, 3,000 shares
     issued and outstanding) (Notes 1 and 5)................      75,000,000
   Auction market preferred shares, Series W28, ($25,000
     liquidation value, $0.001 par value, 3,000 shares
     issued and outstanding) (Notes 1 and 5)................      75,000,000
                                                              --------------
                                                                 645,000,000
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES................  $1,331,226,193
                                                              --------------
                                                              --------------
TOTAL NET ASSETS APPLICABLE TO COMMON SHARES consist of:
   Common stock ($0.001 par value, 58,858,135 shares issued
     and outstanding).......................................  $1,101,086,361
   Dividends in excess of net investment income.............     (13,968,929)
   Accumulated undistributed net realized gain..............      14,065,341
   Net unrealized appreciation..............................     230,043,420
                                                              --------------
                                                              $1,331,226,193
                                                              --------------
                                                              --------------
NET ASSET VALUE PER COMMON SHARE:
   ($1,331,226,193 [div] 58,858,135 shares outstanding).....  $        22.62
                                                              --------------
                                                              --------------
MARKET PRICE PER COMMON SHARE...............................  $        19.33
                                                              --------------
                                                              --------------
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE...          (14.54)%
                                                              --------------
                                                              --------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2005 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $175,135 of foreign withholding
       tax).................................................  $ 38,427,178
    Interest income.........................................     4,077,834
                                                              ------------
         Total Income.......................................    42,505,012
                                                              ------------
Expenses:
    Investment management fees (Note 2).....................     7,896,036
    Preferred remarketing fee...............................       801,668
    Administration fees (Note 2)............................       563,757
    Reports to shareholders.................................       191,155
    Custodian fees and expenses.............................        74,713
    Professional fees.......................................        68,634
    Directors' fees and expenses (Note 2)...................        26,214
    Transfer agent fees and expenses........................         6,527
    Miscellaneous...........................................        98,736
                                                              ------------
         Total Expenses.....................................     9,727,440
    Reduction of Expenses (Note 2)..........................    (1,857,891)
                                                              ------------
         Net Expenses.......................................     7,869,549
                                                              ------------
Net Investment Income.......................................    34,635,463
                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments
  (Note 1):
    Net realized gain on investments........................    15,317,078
    Net realized loss on foreign currency transactions......       (15,495)
    Net realized loss on interest rate swap transactions....    (1,212,431)
    Net change in unrealized appreciation on investments....    63,603,792
    Net change in unrealized depreciation on foreign
       currency translations................................          (529)
    Net change in unrealized appreciation on interest rate
       swap transactions....................................     1,724,674
                                                              ------------
         Net realized and unrealized gain on investments....    79,417,089
                                                              ------------
Net Increase Resulting from Operations......................   114,052,552
                                                              ------------
Less Dividends and Distributions to Preferred Shareholders
  from Net Investment Income................................    (9,300,330)
                                                              ------------
Net Increase in Net Assets from Operations Applicable to
  Common Shares.............................................  $104,752,222
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

   STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON SHARES (UNAUDITED)

                                                                            FOR THE PERIOD
                                                            FOR THE        JANUARY 30, 2004(a)
                                                        SIX MONTHS ENDED        THROUGH
                                                         JUNE 30, 2005     DECEMBER 31, 2004
                                                        ----------------   -----------------
Change in Net Assets Applicable to Common Shares:
    From Operations:
        Net investment income.........................   $   34,635,463     $   58,290,011
        Net realized gain (loss)......................       14,089,152         (2,741,862)
        Net change in unrealized appreciation.........       65,327,937        164,715,483
                                                         --------------     --------------
             Net increase resulting from operations...      114,052,552        220,263,632
                                                         --------------     --------------
    Less Dividends and Distributions to Preferred
      Shareholders from:
        Net investment income.........................       (9,300,330)        (7,343,713)
        Net realized gain on investments..............               --           (304,643)
                                                         --------------     --------------
             Total Dividends and distributions to
               preferred shareholders.................       (9,300,330)        (7,648,356)
                                                         --------------     --------------
        Net increase in net assets from operations
           applicable to common shares................      104,752,222        212,615,276
                                                         --------------     --------------
    Less Dividends and Distributions to Common
      Shareholders from:
        Net investment income.........................      (38,846,369)       (46,308,778)
        Net realized gain on investments..............               --         (2,072,519)
        Tax return of capital.........................               --        (13,412,617)
                                                         --------------     --------------
             Total dividends and distributions to
               common shareholders....................      (38,846,369)       (61,793,914)
                                                         --------------     --------------
    Capital Stock Transactions (Note 5):
        Increase in net assets from common share
           transactions...............................               --      1,120,442,100
        Increase in net assets from shares issued to
           common shareholders for reinvestment of
           dividends..................................               --          1,329,853
        Preferred and common share offering cost
           adjustment.................................          282,878                 --
        Decrease in net assets from underwriting
           commissions and offering expenses from
           issuance of preferred shares...............       (1,134,828)        (6,521,300)
                                                         --------------     --------------
             Net increase (decrease) in net assets
               from capital stock transactions........         (851,950)     1,115,250,653
                                                         --------------     --------------
             Total increase in net assets applicable
               to common shares.......................       65,053,903      1,266,072,015
    Net Assets Applicable to Common Shares:
        Beginning of period...........................    1,266,172,290            100,275
                                                         --------------     --------------
        End of period(b)..............................   $1,331,226,193     $1,266,172,290
                                                         --------------     --------------
                                                         --------------     --------------

-------------------
(a) Commencement of operations.
(b) Includes dividends in excess of net investment income of $14,065,341 and $457,693, respectively.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       21

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                                                                   FOR THE PERIOD
                                                                  FOR THE        JANUARY 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
PER SHARE OPERATING PERFORMANCE:                               JUNE 30, 2005     DECEMBER 31, 2004
--------------------------------                              ----------------   ------------------
Net asset value per common share, beginning of period.......       $21.51              $19.10
                                                                   ------              ------
Income from investment operations:
    Net investment income...................................         0.59(b)             0.90
    Net realized and unrealized gain on investments.........         1.36                2.97
                                                                   ------              ------
        Total income from investment operations.............         1.95                3.87
                                                                   ------              ------
Less dividends and distributions to preferred shareholders
  from:
    Net investment income...................................        (0.16)              (0.12)
    Net realized gain on investments........................           --               (0.01)
                                                                   ------              ------
        Total dividends and distributions to preferred
          shareholders......................................        (0.16)              (0.13)
                                                                   ------              ------
        Total from investment operations applicable to
          common shares.....................................         1.79                3.74
                                                                   ------              ------
Less: Offering costs charged to paid-in capital -- common
  shares....................................................           --               (0.04)
    Offering costs charged to paid-in capital -- preferred
      shares................................................        (0.02)              (0.12)
    Dilutive effect of common share offering................           --               (0.12)
    Preferred and common share offering cost adjustment.....         0.00(c)               --
                                                                   ------              ------
        Total offering and organization costs...............        (0.02)              (0.28)
                                                                   ------              ------
Less dividends and distributions to common shareholders
  from:
    Net investment income...................................        (0.66)              (0.79)
    Net realized gain on investments........................           --               (0.03)
    Tax return of capital...................................           --               (0.23)
                                                                   ------              ------
        Total dividends and distributions to common
          shareholders......................................        (0.66)              (1.05)
                                                                   ------              ------
Net increase in net asset value.............................         1.11                2.41
                                                                   ------              ------
Net asset value, per common share, end of period............       $22.62              $21.51
                                                                   ------              ------
                                                                   ------              ------
Market value, per common share, end of period...............       $19.33              $18.76
                                                                   ------              ------
                                                                   ------              ------
===============================================================================================
Net asset value total return(d,e)...........................         8.99%              19.46%
                                                                   ------              ------
                                                                   ------              ------
Market value return(d,e)....................................         6.79%              -0.50%
                                                                   ------              ------
                                                                   ------              ------
===============================================================================================

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       22

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                FINANCIAL HIGHLIGHTS (UNAUDITED) -- (CONTINUED)

                                                                                   FOR THE PERIOD
                                                                  FOR THE        JANUARY 30, 2004(a)
                                                              SIX MONTHS ENDED        THROUGH
RATIOS/SUPPLEMENTAL DATA:                                      JUNE 30, 2005     DECEMBER 31, 2004
-------------------------                                     ----------------   ------------------
Net assets applicable to common shares, end of period (in
  millions).................................................      $1,331.2            $1,266.2
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (before expense reduction)(g)...............          1.59%(f)            1.49%(f)
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily net assets applicable to
  common shares (net of expense reduction)(g)...............          1.28%(f)            1.21%(f)
                                                                  --------            --------
                                                                  --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (before expense reduction)(g).          5.35%(f)            5.40%(f)
                                                                  --------            --------
                                                                  --------            --------
Ratio of net investment income to average daily net assets
  applicable to common shares (net of expense reduction)(g).          5.65%(f)            5.68%(f)
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily managed assets (before
  expense reduction)(g,h)...................................          1.05%(f)            1.04%(f)
                                                                  --------            --------
                                                                  --------            --------
Ratio of expenses to average daily managed assets (net of
  expense reduction)(g,h)...................................          0.85%(f)            0.84%(f)
                                                                  --------            --------
                                                                  --------            --------
Portfolio turnover rate.....................................         10.61%(e)           17.89%(e)
                                                                  --------            --------
                                                                  --------            --------
PREFERRED SHARES:
-----------------
Liquidation value, end of period (in 000's).................      $645,000            $570,000
                                                                  --------            --------
                                                                  --------            --------
Total shares outstanding (in 000's).........................            26                  23
                                                                  --------            --------
                                                                  --------            --------
Asset coverage per share....................................      $ 76,598            $ 80,534
                                                                  --------            --------
                                                                  --------            --------
Liquidation preference per share............................      $ 25,000            $ 25,000
                                                                  --------            --------
                                                                  --------            --------
Average market value per share(i)...........................      $ 25,000            $ 25,000
                                                                  --------            --------
                                                                  --------            --------

-------------------
(a) Commencement of operations.
(b) Calculation based on average shares outstanding.
(c) Less than $0.005 per share.
(d) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.
(e) Not annualized.
(f) Annualized.
(g) Ratios do not reflect the effect of dividend payments to preferred shareholders.
(h) Average daily managed assets represents net assets applicable to common shares plus liquidation preference of preferred shares.
(i) Based on weekly prices.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       23

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers REIT and Utility Income Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on October 1, 2003 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company. The fund's investment objective is high current income. The fund had no operations until December 10, 2003 when it sold 5,250 shares of common stock for $100,275 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on January 30, 2004.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

--------------------------------------------------------------------------------
                                       24

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Securities for which market prices are unavailable will be valued at fair value pursuant to procedures approved by the fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific and developments in the markets.

    The fund's use of fair value pricing may cause the net asset value of fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

    To the extent the fund holds securities that are primarily listed on foreign exchanges that trade on weekends or days when the fund does not price its shares, the value of the securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

    Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

    Foreign Currency Translation and Forward Foreign Currency Contracts: The books and records of the fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts (forward contracts) are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes

--------------------------------------------------------------------------------
                                       25

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    Foreign Securities: The fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

    Interest Rate Swaps: The fund uses interest rate swaps in connection with the sale of preferred shares. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the fund's common shares as a result of the floating rate structure of the preferred shares. In these interest rate swaps, the fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the fund a variable rate payment that is intended to approximate the fund's variable rate payment obligation on the preferred shares. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid to common shareholders monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date.

    Distributions paid by the fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended
June 30, 2005, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital and distributions of net realized capital gains upon the final determination of the fund's taxable income for the year. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

--------------------------------------------------------------------------------
                                       26

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from GAAP.

    Series M7, Series T7, Series W7, Series TH7 and Series F7 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every seven days. Dividends and distributions are declared and recorded for the subsequent seven day period on the auction date. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period.

    Series T28, Series W28 and Series F28 preferred shares pay dividends based on a variable interest rate set at auctions, normally held every 28 days. The dividends are declared and recorded for the subsequent 28 day period on the auction date. In most instances, dividends are payable every 28 days, on the first business day following the end of the dividend period.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT MANAGEMENT FEES, ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Management Fees: Cohen & Steers Capital Management, Inc. (the investment manager) serves as the fund's investment manager pursuant to an investment management agreement (the management agreement). Under the terms of the management agreement, the investment manager provides the fund with day-to-day investment decisions and generally manages the fund's investments in accordance with the stated polices of the fund, subject to the supervision of the Board of Directors.

    For the services under the management agreement, the fund pays the investment manager a management fee, accrued daily and paid monthly at an annual rate of 0.85% of the fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the liquidation preference of the preferred shares.

    The investment manager has contractually agreed to waive its investment management fee in the amount of 0.20% of average daily managed asset value for the first five years of the fund's operations, 0.15% of average daily managed asset value in year six, 0.10% of average daily managed asset value in year seven and 0.05% of average daily managed asset value in year eight.

    Administration Fees: The fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the fund and receives a fee, accrued daily and paid monthly at the annual rate of 0.06% of the fund's average daily managed assets up to $1 billion, 0.04% of the fund's average daily managed assets in excess of $1 billion up to $1.5 billion and 0.02%

--------------------------------------------------------------------------------
                                       27

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

of the fund's average daily managed assets in excess of $1.5 billion. For the six months ended June 30, 2005, the fund incurred $433,734 in administration fees.

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the investment manager. None of the directors and officers so affiliated received compensation from the fund for their services.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2005 totaled $268,295,728 and $197,030,797, respectively.

NOTE 4. INCOME TAX INFORMATION

    At June 30, 2005, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost...........................................  $1,738,051,289
                                                           --------------
                                                           --------------
Gross unrealized appreciation............................  $  230,633,168
Gross unrealized depreciation............................      (6,804,867)
                                                           --------------
Net unrealized appreciation on investments...............     223,828,301
Net unrealized appreciation on interest rate swap
  transactions...........................................       6,294,149
                                                           --------------
Net unrealized appreciation..............................  $  230,122,450
                                                           --------------
                                                           --------------

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

    During the six months ended June 30, 2005 the fund issued no shares of common stock for the reinvestment of dividends.

    The fund's articles of incorporation authorize the issuance of fund preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Directors, by action of the Board of Directors without the approval of the common shareholders.

    On January 18, 2005, the fund issued 3,000 auction market preferred shares, Series W28 (par value $0.001). Proceeds paid to the fund amounted to $73,865,172 after deduction of underwriting commissions and offering expenses of $1,134,828. This issue has received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    During the six months ended June 30, 2005, a $75,134 adjustment was credited to common stock for preferred offering costs and a $207,744 adjustment was credited to common stock for common offering costs.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    On January 30, 2004, the fund completed the initial public offering of 52,500,000 shares of common stock. Proceeds paid to the fund amounted to $1,000,650,000 after deduction of underwriting commissions and offering expenses of $49,350,000.

    On February 13, 2004, the fund completed a subsequent offering of 3,500,000 shares of common stock. Proceeds paid to the fund amounted to $66,710,000 after deduction of underwriting commissions and offering expenses of $3,290,000.

    On March 9, 2004, the fund completed a subsequent offering of 2,000,000 shares of common stock. Proceeds paid to the fund amounted to $38,120,000 after deduction of underwriting commissions and offering expenses of $1,880,000.

    On March 12, 2004, the fund completed a subsequent offering of 785,000 shares of common stock. Proceeds paid to the fund amounted to $14,962,100 after deduction of underwriting commissions and offering expenses of $737,900.

    On March 23, 2004, the fund issued 3,360 taxable auction market preferred shares, Series M7 (par value $0.001), 3,360 taxable auction market preferred shares, Series T7 (par value $0.001), 3,360 taxable auction market preferred shares, Series W7 (par value $0.001), 3,360 taxable auction market preferred shares, Series TH7 (par value $0.001), 3,360 taxable auction market preferred shares, Series F7 (par value $0.001), 3,000 taxable auction market preferred shares, Series T28 (par value $0.001) and 3,000 taxable auction market preferred shares, Series F28 (par value $0.001)(together referred to as preferred shares). Proceeds paid to the fund amounted to $563,478,700 after deduction of underwriting commissions and offering expenses of $6,521,300. These issues have received a 'AAA/Aaa' rating from Standard & Poor's and Moody's.

    Preferred shares are senior to the fund's common shares and will rank on a parity with shares of any other series of preferred shares, and with shares of any other series of preferred stock of the fund, as to the payment of dividends and the distribution of assets upon liquidation. If the fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the preferred shares basic maintenance amount, (2) maintain the 1940 Act preferred shares asset coverage, or (3) file a required certificate related to asset coverage on time, the preferred shares will be subject to a mandatory redemption at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption. To the extent permitted under the 1940 Act and Maryland Law, the fund at its option may without consent of the holders of preferred shares, redeem preferred shares having a dividend period of one year or less, in whole, or in part, on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior to notice. The optional redemption price is $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption.

    The fund's common shares and preferred shares have equal voting rights of one vote per share and vote together as a single class. In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act,

--------------------------------------------------------------------------------
                                       29

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

of the outstanding preferred shares shall be required to (1) approve any plan of reorganization that would adversely affect the preferred shares and (2) approve any matter that materially and adversely affects the rights, preferences, or powers of that series.

NOTE 6. INVESTMENTS IN INTEREST RATE SWAPS

    Interest rate swaps at June 30, 2005 are as follows:

                                                                                                           UNREALIZED
                                           NOTIONAL      FIXED      FLOATING RATE(a)     TERMINATION       APPRECIATION/
          COUNTERPARTY                      AMOUNT        RATE      (RESET MONTHLY)         DATE         (DEPRECIATION)
          ------------                      ------        ----      ---------------         ----         --------------
Merrill Lynch Derivative Products AG....  $46,000,000   3.2275%         3.330%         March 29, 2008      $  877,178
Merrill Lynch Derivative Products AG....  $46,000,000   3.4150%         3.330%         March 29, 2009         943,213
Merrill Lynch Derivative Products AG....  $46,000,000   3.4610%         3.330%         March 29, 2010       1,172,333
Merrill Lynch Derivative Products AG....  $34,000,000   3.5350%         3.300%         April 23, 2008         380,790
Royal Bank of Canada....................  $68,000,000   2.9900%         3.310%         March 26, 2009       2,378,913
UBS AG..................................  $30,000,000   3.2200%         3.160%            May 7, 2007         357,481
UBS AG..................................  $34,000,000   3.4400%         3.260%         April 19, 2008         451,167
UBS AG..................................  $34,000,000   4.0600%         3.260%         April 19, 2010         (52,627)
UBS AG..................................  $34,000,000   4.1725%         3.320%         April 28, 2010        (214,299)
                                                                                                           ----------
                                                                                                           $6,294,149
                                                                                                           ----------
                                                                                                           ----------

-------------------
(a) Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at June 30, 2005.

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                                       30

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2005) (UNAUDITED)

             BASED ON NET ASSET VALUE      BASED ON MARKET VALUE
            --------------------------   --------------------------
                       SINCE INCEPTION              SINCE INCEPTION
            ONE YEAR      (1/30/04)      ONE YEAR      (1/30/04)
            --------   ---------------   --------   ---------------
             33.10%        20.45%         24.83%         4.38%

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

                               REINVESTMENT PLAN

    We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               OTHER INFORMATION

    Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.

    A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

    The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available (i) without charge, upon request by calling 1-800-330-7348, or
(ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

    Please note that the distributions paid by the fund to shareholders are subject to recharacterization for tax purposes. The final tax treatment of these distributions is reported to shareholders on their 1099-DIV forms, which are mailed to shareholders after the close of each fiscal year. The fund may pay distributions in excess of the fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the fund's assets. To the extent this occurs, the fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. Distributions of capital decrease the fund's total assets and, therefore, could have the effect of increasing the fund's expense ratio. In addition, in order to make these distributions, the fund may have to sell portfolio securities at a less than opportune time.

--------------------------------------------------------------------------------
                                       31

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

                                 PROXY RESULTS

    During the six months ended June 30, 2005, Cohen & Steers REIT and Utility Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2005. The description of each proposal and number of shares voted are as follows:


Common Shares
-----------------------------------------------------------------------------------------
                                                            SHARES VOTED       AUTHORITY
                                                                FOR            WITHHELD
-----------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen..............................................   56,765,511         895,486
George Grossman...........................................   56,770,268         890,729
Richard E. Kroon..........................................   56,769,959         891,038
Richard J. Norman.........................................   56,770,490         890,507
Frank K. Ross.............................................   56,769,854         891,143
Robert H. Steers..........................................   56,765,438         895,559
C. Edward Ward, Jr........................................   56,767,594         893,403

Preferred Shares
-----------------------------------------------------------------------------------------
                                                            SHARES VOTED       AUTHORITY
                                                               FOR             WITHHELD
-----------------------------------------------------------------------------------------
To elect Directors
Bonnie Cohen..............................................     20,653             32
Martin Cohen..............................................     20,653             32
George Grossman...........................................     20,653             32
Richard E. Kroon..........................................     20,653             32
Richard J. Norman.........................................     20,653             32
Frank K. Ross.............................................     20,653             32
Robert H. Steers..........................................     20,653             32
Willard H. Smith Jr.......................................     20,653             32
C. Edward Ward, Jr........................................     20,653             32

--------------------------------------------------------------------------------
                                       32

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

               MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:


                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:
                 COHEN & STEERS                                       COHEN & STEERS
                  REALTY SHARES                                 INSTITUTIONAL REALTY SHARES

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INSTITUTIONAL INVESTORS SEEKING
    RETURN, INVESTING PRIMARILY IN REITS                MAXIMUM TOTAL RETURN, INVESTING PRIMARILY IN
    SYMBOL: CSRSX                                       REITS
                                                        SYMBOL: CSRIX

             FOR HIGH CURRENT INCOME:                           FOR CAPITAL APPRECIATION:
                 COHEN & STEERS                                       COHEN & STEERS
               REALTY INCOME FUND                                   REALTY FOCUS FUND

    DESIGNED FOR INVESTORS SEEKING HIGH CURRENT         DESIGNED FOR INVESTORS SEEKING MAXIMUM CAPITAL
    INCOME, INVESTING PRIMARILY IN REITS                APPRECIATION, INVESTING IN A LIMITED NUMBER OF
    SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 REITS AND OTHER REAL ESTATE SECURITIES
                                                        SYMBOLS: CSFAX, CSFBX, CSFCX, CSSPX

                FOR TOTAL RETURN:                                    FOR TOTAL RETURN:
                 COHEN & STEERS                                       COHEN & STEERS
            INTERNATIONAL REALTY FUND                                  UTILITY FUND

    DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL        DESIGNED FOR INVESTORS SEEKING MAXIMUM TOTAL
    RETURN, INVESTING PRIMARILY IN INTERNATIONAL        RETURN, INVESTING PRIMARILY IN UTILITIES
    REAL ESTATE SECURITIES                              SYMBOLS: CSUAX, CSUBX, CSUCX, CSUIX
    SYMBOLS: IRFAX, IRFCX, IRFIX

               FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
          1-800-330-7348, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

 PLEASE CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE
    FUND CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER
                        INFORMATION ABOUT THE FUND.
             PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                     COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       33

--------------------------------------------------------------------------------
                COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

OFFICERS AND DIRECTORS                               KEY INFORMATION

Robert H. Steers                                     INVESTMENT MANAGER
Director and co-chairman                             Cohen & Steers Capital Management, Inc.
                                                     757 Third Avenue
Martin Cohen                                         New York, NY 10017
Director and co-chairman                             (212) 832-3232

Bonnie Cohen                                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                             State Street Bank and Trust Company
                                                     225 Franklin Street
George Grossman                                      Boston, MA 02110
Director
                                                     TRANSFER AGENT -- COMMON SHARES
Richard E. Kroon                                     Computershare
Director                                             250 Royall Street
                                                     Canton, MA 02021
Richard J. Norman                                    (800) 426-5523
Director
                                                     TRANSFER AGENT -- PREFERRED SHARES
Frank K. Ross                                        The Bank of New York
Director                                             100 Church Street
                                                     New York, NY 10007
Willard H. Smith Jr.
Director                                             LEGAL COUNSEL
                                                     Simpson Thacher & Bartlett LLP
C. Edward Ward, Jr.                                  425 Lexington Avenue
Director                                             New York, NY 10017

Adam M. Derechin                                     New York Stock Exchange Symbol: RTU
President and chief executive officer
                                                     Web site: cohenandsteers.com
Joseph M. Harvey
Vice president                                       This report is for shareholder information.
                                                     This is not a prospectus intended for use
James S. Corl                                        in the purchase or sale of fund shares.
Vice president                                       Past performance is of course no guarantee
                                                     of future results and your investment may
William F. Scapell                                   be worth more or less at the time you sell.
Vice president

Robert S. Becker
Vice president

Lawrence B. Stoller
Secretary

Jay J. Chen
Treasurer

John E. McLean
Chief compliance officer and assistant secretary


--------------------------------------------------------------------------------
                                       34

        COHEN & STEERS
REIT AND UTILITY INCOME FUND

----------------------------

       SEMIANNUAL REPORT
         JUNE 30, 2005



COHEN & STEERS
REIT AND UTILITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.

         By: /s/ Adam M. Derechin
             -------------------------------
                  Name: Adam M. Derechin
                  Title: President and Chief Executive Officer

         Date: August 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         By: /s/ Adam M. Derechin
             -------------------------------
                  Name:    Adam M. Derechin
                  Title:   President and Chief Executive Officer
                           (principal executive officer)

         By: /s/ Jay J. Chen
             ----------------------------------------
                  Name:    Jay J. Chen
                  Title:   Treasurer
                           (principal financial officer)


         Date: August 24, 2005





                            STATEMENT OF DIFFERENCES
                            ------------------------

The division sign shall be expressed as ................................. [div]
The section symbol shall be expressed as.................................  'SS'